UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

THE PEP BOYS-MANNY, MOE & JACK
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

James W. McKenzie, Jr., Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5134	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation (“Pep Boys” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2015 Annual Meeting of Shareholders and at any and all adjournments or postponements thereof (the “2015 Annual Meeting”). Pep Boys has not yet filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2015 Annual Meeting.

Press Release Dated April 22, 2015

Attached hereto is Pep Boys’ press release, dated April 22, 2015 confirming that it had received notice from GAMCO Asset Management Inc. of its intention to nominate five candidates to stand for election to the Pep Boys’ Board of Directors at the Company’s 2015 Annual Meeting of Shareholders.

Important Additional Information and Where to Find It

Pep Boys, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Pep Boys’ shareholders in connection with the 2015 Annual Meeting. Pep Boys plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2015 Annual Meeting (the “2015 Proxy Statement”).

SHAREHOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT PEP BOYS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2015 Proxy Statement and other materials to be filed with the SEC in connection with the 2015 Annual Meeting. Such information can also be found in Pep Boys’ Annual Report on Form 10-K for the fiscal year ended January 31, 2015, filed with the SEC on April 15, 2015 and in Pep Boys’ definitive proxy statement for the 2014 Annual Meeting of Shareholders, filed with the SEC on April 25, 2014. To the extent holdings of Pep Boys’ securities have changed since the amounts shown in the definitive proxy statement for the 2014 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Shareholders will be able to obtain, free of charge, copies of the 2015 Proxy Statement and any other documents filed by Pep Boys with the SEC in connection with the 2015 Annual Meeting at the SEC’s website (www.sec.gov), at Pep Boys’ website (www.pepboys.com) or by writing to the Company’s Corporate Secretary at The Pep Boys—Manny, Moe & Jack, 3111 West Allegheny Avenue, Philadelphia, PA 19132, or by calling Pep Boys’ Corporate Secretary (215) 430-9169.

FOR IMMEDIATE RELEASE

PEP BOYS CONFIRMS RECEIPT OF DIRECTOR NOMINATIONS NOTICE

No Shareholder Action Required at this Time

PHILADELPHIA — April 22, 2015 — The Pep Boys — Manny, Moe & Jack (NYSE: “PBY”), the nation’s leading automotive aftermarket service and retail chain, announced that it has received notice from GAMCO Asset Management Inc. of its intention to nominate five candidates to stand for election to the Board of Directors at the Company’s 2015 Annual Meeting of Shareholders.

Pep Boys issued the following statement:

The Board of Directors and management team are committed to acting in the best interests of the Company and all Pep Boys’ shareholders. Pep Boys strives to maintain constructive, ongoing communications with all of its shareholders and welcomes their views and opinions with the goal of enhancing value for all shareholders.  In that regard, since last November, when GAMCO first publicly disclosed the possibility of nominating directors, we have held several discussions with GAMCO’s representatives to hear their views and concerns, including any suggestions they may have for enhancing the composition of our Board.  Despite indicating to GAMCO months ago that we were receptive to considering individuals who may further enhance the depth and breadth of our Board, GAMCO declined to provide us with any suggested candidates until delivering yesterday’s notice.

Our Board is comprised of nine very experienced and highly qualified directors, eight of whom are independent, and all of whom are actively engaged in overseeing management as it executes on its plans for enhancing shareholder value. Our directors, including Bob Nardelli, Bob Rosenblatt and Andrea Weiss who joined the Board within the past two years, bring with them a broad and diverse set of skills and experiences, including in the areas of the automotive aftermarket, retailing, merchandising, e-commerce, branding, marketing, customer service, sales, logistics, operations, distribution, store planning and development, real estate, accounting, finance, corporate governance, mergers and acquisitions, capital markets, capital allocation, capital structure, risk management, and strategic planning.

The Board will present its recommended slate of director nominees in Pep Boys’ definitive proxy statement and other materials, to be filed with the Securities and

Exchange Commission and mailed to all shareholders eligible to vote at the 2015 Annual Meeting.

Morgan, Lewis & Bockius LLP is serving as legal advisor to Pep Boys.

Important Additional Information and Where to Find It

Pep Boys, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Pep Boys’ shareholders in connection with the 2015 Annual Meeting.  Pep Boys plans to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2015 Annual Meeting (the “2015 Proxy Statement”).

SHAREHOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT PEP BOYS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2015 Proxy Statement and other materials to be filed with the SEC in connection with the 2015 Annual Meeting. Such information can also be found in Pep Boys’ Annual Report on Form 10-K for the fiscal year ended January 31, 2015, filed with the SEC on April 15, 2015 and in Pep Boys’ definitive proxy statement for the 2014 Annual Meeting of Shareholders, filed with the SEC on April 25, 2014. To the extent holdings of Pep Boys’ securities have changed since the amounts shown in the definitive proxy statement for the 2014 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Shareholders will be able to obtain, free of charge, copies of the 2015 Proxy Statement and any other documents filed by Pep Boys with the SEC in connection with the 2015 Annual Meeting at the SEC’s website (www.sec.gov), at Pep Boys’ website (www.pepboys.com) or by writing to the Company’s Corporate Secretary at The Pep Boys—Manny, Moe & Jack., 3111 West Allegheny Avenue, Philadelphia, PA 19132, or by calling Pep Boys’ Corporate Secretary (215) 430-9169.

About Pep Boys

Since 1921, Pep Boys has been the nation’s leading automotive aftermarket chain. With over 7,500 service bays in 806 locations in 35 states and Puerto Rico, Pep Boys offers name-brand tires; automotive maintenance and repair; parts and expert advice for the Do-It-Yourselfer; commercial auto parts delivery; and fleet maintenance and repair. Customers can find the nearest location by calling 1-800-PEP-BOYS (1-800-737-2697) or by visiting www.pepboys.com.

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Contact:
Brian D. Zuckerman, SVP - General Counsel & Secretary
(215) 430-9169
Email: brian_zuckerman@pepboys.com